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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): August 21, 2007

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     As previously disclosed by MetLife, Inc. (the "Company"), members of the Company's board of directors and certain employees, including senior executives and others who regularly have access to material nonpublic information, may enter into trading plans designed to comply with the Company's insider trading policy and the requirements of Rule 10b5-1 promulgated by the Securities and Exchange Commission under Section 10(b) of the Securities Exchange Act of 1934. On August 21, 2007, C. Robert Henrikson, Chairman of the Board, President and Chief Executive Officer of the Company, entered into such a trading plan (the "Trading Plan"). The Trading Plan provides for the sale of the Company's common stock acquired through the exercise of vested stock options. Other Company executives may adopt trading plans from time to time.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: August 28, 2007